Dear Customer,

In this space last year, I wrote to you about the significant changes taking place within our investment organization. Our goal was and is to enhance our portfolio management capabilities in order to better assist you in achieving your long term savings and investment objectives. As I reflect back on the initiatives that were undertaken in 1995, I am happy to report that the positive changes that were implemented have brought about a renewed confidence in the abilities of the investment team and portfolio management strategies that are now in place. This confidence is partially due to the improvements in our equity and balanced fund performance rankings that were evident in 1995. These improvements are addressed in greater detail within the Fund Manager Reports which follow, but, in summary, both the Aetna Variable Fund and the Aetna Investment Advisers Fund, Inc. generated better performance within their competitive universes in 1995 than was the case in 1994.

The positive changes that have taken place include the addition of eight equity and fixed income investment professionals within the last two years, upgrading the asset class specialization within the department as well as our quantitative and fundamental analytical skills. Information systems hardware, software, database services and support staff have also been enhanced to improve the speed and frequency of information delivery. These changes reflect our belief that the rapid receipt and analysis of quality information is a critical success factor for pursuing outstanding investment performance.

Our investment team and information management capabilities served us well in what was, quite simply, one of the best years on record for U.S. stock and bond investors in 1995. Money poured into mutual funds at a record pace in response to the stock and bond markets' exceptionally strong returns, which, in turn, can be primarily attributed to the ideal combination of favorable interest rates, low inflation and attractive corporate earnings. Large domestic stocks, as characterized by the Standard and Poor's 500 Stock Index, an unmanaged index, led the way among investment asset classes, providing a return in excess of 30% for the year. While the results of 1995 are certainly no guarantee of things to come, the retirement savings accounts and variable life policies of many of our customers enjoyed an attractive increase in value during the year as a result of the generous financial markets and the commensurate returns of our investment funds.

Our efforts to successfully manage your investments for the long term, and to assist your pursuit of achieving retirement security, were further emphasized in 1995 through the launch of Aetna Retirement Services, Inc., an organization that offers a comprehensive approach to the information, product choices and service options you'll need to develop an effective retirement strategy.

Aetna Retirement Services is built on an understanding of how our customers view retirement. Many of you have told us that retirement is a new beginning -- a chance to return to school, start a second career or pursue a long held dream. You have also said that you need assistance in understanding how to invest in order to achieve the financial freedom to pursue any number of retirement goals.

Our formula for redefining retirement is sophisticated yet simple: Build for retirement; manage for life. By continuing to provide a wide range of products and investment options, a team of retirement specialists to help you design a customized retirement strategy, and life insurance to help provide for your family, we can improve your ability to enjoy financial independence at retirement and beyond.

We are excited about the value which the Aetna Retirement Services organization can deliver to each one of our customers, and look forward to working closely with you in the years ahead. Thank you for your business and for your continued support.

Sincerely,

/s/ Daniel P. Kearney
Daniel P. Kearney
President
Aetna Life Insurance and Annuity Company

ALIAC's General Account assets are in excellent condition

To illustrate the value of ALIAC's General Account investment portfolio, it has been broken down by asset type and credit quality. This breakdown is based on the market value of the assets. We believe the salient points are:

1. The overall portfolio is high quality. Over 45% of invested assets are rated AAA or are cash and equivalents, while the average rating for the debt securities in the portfolio is AA-.
2. Below investment grade securities are limited -- roughly 5% of debt securities.
3. Direct investment in commercial real estate loans is minimal -- two-tenths of one percent of invested assets.
4. The amount of assets in default is negligible -- one issue comprising .0002% of invested assets.
5.  Most of the portfolio is comprised of publicly traded securities -- 99%.
6. We have continued to reduce our investments in residential mortgage-backed securities as a result of changes in their risk and return characteristics, and are comfortable with our current exposure.
7. We have increased our holdings of other loan-backed securities. These are comprised of asset-backed securities (backed by auto loans, credit card receivables, etc.) and securitized pools of commercial and multifamily mortgages. These bonds are predominantly AAA rated, and are not subject to the prepayment risk of residential mortgages. ALIAC's assets: What we own to back our Fixed Annuities, Guaranteed Accumulation Account, Universal Life, and Settlement Obligations.

[Bar Chart Data]

$13,929,775,000

4.2% Cash and Equivalents

4.4% Treasury Securities

23.1% Residential Mortgage-Backed Securities

13.0% Other Loan-Backed Securities

53.3%   Corporate Bonds

2.0% Other*

12-31-95


$11,301,200,000

6.2% Cash and Equivalents

11.6% Treasury Securities

28.9% Residential Mortgage-Backed Securities

9.5% Other Loan-Backed Securities

41.3% Corporate Bonds

2.5% Other*

12-31-94


$11,260,000,000

4.8% Cash and Equivalents

7.5% Treasury Securities

57.5% Residential Mortgage-Backed Securities

2.0% Other Loan-Backed Securities

26.7% Corporate Bonds

1.5% Other*

12-31-93

*  As of 12/31/95: 1.8% stock, 0.2% commercial mortgages.
   As of 12/31/94: 2.2% stock, 0.3% commercial mortgages.
   As of 12/31/93: 1.2% stock, 0.3% commercial mortgages.

ALIAC's Portfolio Value: The credit quality of what we own according to Standard & Poor's Corporation


                                                              12-31-95   12-31-94   12-31-93
AAA "highest rating . . . capacity to pay interest and repay principal is extremely strong." Example: Government National
Mortgage Association (GNMA) Pass Throughs                       41.0%       49.8%      68.2%

AA "very strong capacity to pay interest and repay principal."
Example: McDonald's Corporation                                 10.3         7.3        5.7

A "strong capacity to pay interest and repay principal."
Example: PepsiCo.                                               24.3        21.8       12.7

BBB "adequate capacity to pay interest and repay principal."
Example: Nabisco, Inc.                                          11.0         7.7        4.2
Cash and Equivalents                                             4.2         6.2        4.8

Total Investment Grade (Rated Securities Only)                  90.8%       92.8%      95.6%

Not Rated private and public securities that Standard & Poor's did not rate
(Average "AA-" quality according to internal ratings, though some are deemed to be below investment grade).
Example: Capitol One Bank Medium Term Note                       4.8%        5.2%       2.4%

BB "predominantly speculative . . . lowest degree of
speculation." Example: Safeway, Inc.                             3.4         1.5        1.0

B "greater vulnerability to default but currently has the
capacity to meet interest payments and principal payments."
Example: Stone Container Corp.                                   1.0         0.4        0.9

D in payment default. Example: Pittsburgh Lake Erie Notes        0.0         0.1        0.1

                                                               100.0%      100.0%     100.0%

Portfolio Composition

ALIAC's portfolio allocation to Residential Mortgage Pass Through Securities and Residential Collateralized Mortgage Obligations (CMOs) has been reduced.

[Pie Chart Data]

12-31-95

Residential CMOs 18.3%

Residential Mortgage Pass Throughs 4.7%

Other 77.0%

12-31-94

Residential CMOs 22.7%

Residential Mortgage Pass Throughs 6.2%

Other 71.1%

12-31-94

Residential CMOs 46.3%

Residential Mortgage Pass Throughs 11.2%

Other 42.5%

How ALIAC's investments are doing

Recent declines in the level of interest rates have caused the market value of our securities to increase relative to their costs.


                                 12-31-95                               12-31-94                              12-31-93
                                              Fair Val.                             Fair Val.                             Fair Val.
                                              Versus                                Versus                                Versus
                    Current      Amortized    Amortized    Current      Amortized   Amortized    Current       Amortized  Amortized
(millions)          Fair Val.    Cost         Cost         Fair Val.    Cost        Cost         Fair. Val.    Cost       Cost
Total Portfolio
Including Below
Investment Grade   $13,930       $13,085      +6.5%        $11,301      $11,693     -3.4%        $11,260       $10,557    +6.7%

Below Investment
Grade                  673           652      +3.2%            323          340     -5.0%            220           215     +2.3%


ALIAC Claims Paying Ratings
ALIAC has maintained excellent to superior credit ratings.


Description     A.M. Best       Duff & Phelps   Moody's Investors Service   Standard & Poor's Corp.
Superior        A++             AAA             Aaa                         AAA
                A+
Excellent       A               AA+             Aa1                         AA+
                A-              AA              Aa2                         AA
                                AA-             Aa3                         AA-
Good            B++             A+              A1                          A+
                B+              A               A2                          A
                                A-              A3                          A-
Adequate        B               BBB+            Baa1                        BBB+
                B-              BBB             Baa2                        BBB
                                BBB-            Baa3                        BBB-
Below Average   C++             BB+             Ba1                         BB+
                C+              BB              Ba2                         BB
                                BB-             Ba3                         BB-
                                B+              B1                          B+
Poor            C               B               B2                          B
                C-              B-              B3                          B-
Very Poor                       CCC             Caa                         CCC
                                CC              Ca                          CC
                                C               C                           C
Default         D               D                                           D



                                  Fixed Account

For calendar year 1995, the bond market reversed its dismal 1994 performance by providing total returns of nearly 20% (considering both dividend yield and capital appreciation). Moderate economic growth, a rebounding dollar, foreign demand for U.S. bonds, and high levels of investible liquidity all contributed to this performance. Interest rates fell nearly 2.00% for the 30-year Treasury and over 2.25% across all maturities from 2 years to 10 years. Based on the weakening economy and benign inflation, the Federal Reserve lowered interest rates at mid-year and at year-end, and as we enter 1996 the expectation is for further reductions in Fed Funds from the current 5.50% level.

Corporate bonds were the best performers for the year, returning 22.25% according to Lehman Brothers. Our allocation to corporates has increased steadily from 27% at year-end 1993 to 41% at year-end 1994 to our current 51%. This strategic shift we initiated in 1993 has enabled us to capitalize on these high returns. We remain positive on the corporate bond market, but will adopt a more cautious posture, purchasing high quality corporate bonds that are expected to perform well in a weakening economic environment.

Since most of our increased corporate allocation came from reducing exposure to mortgage-backed securities, we were able to avoid much of the prepayment related fears and underperformance in this sector. For the year, mortgage-backed securities underperformed corporates by nearly 4.00% and Treasuries by 1.50%. However, their return of nearly 17% was still very good on an absolute basis. Our allocation to this sector now stands at 23.1%, much of that with some prepayment protection, but we have no plans to increase from these levels.

Looking ahead to 1996, we see economic weakness and expect volatility arising from the existing economic and political uncertainty. Key factors are a budget deal (or lack thereof), election year politics, uncertainty as to the magnitude of Federal Reserve easing to come, the decline in corporate earnings, and the extent to which foreign economies recover. In the context of this environment, the Fixed Account will continue to maintain a high quality, diversified portfolio of assets which will enable us to continue providing attractive long-term returns and security to our contractholders.


                      Aetna Guaranteed Accumulation Account

New rates are announced monthly for the Guaranteed Accumulation Account (GAA). Typically, we have a short-term offering with a maturity of approximately one year and a long-term offering with a maturity of four to five years. The specific maturity offered may vary from month to month.

Rates for new GAA offerings are based on prevailing market interest rates. This gives clients an opportunity each month to invest in a guaranteed fixed rate product with a competitive rate.

The portfolio backing the GAA is invested primarily in high-grade corporate bonds and asset-backed securities. As of December 31, 1995 these positions were 72% and 17% of the portfolio, respectively. Although the specific mix of securities in the portfolio may change from time to time, the portfolio targets an average credit rating of "A".

GAA also offers investors the ability to withdraw their funds at any time subject to a market value adjustment (MVA). The MVA will vary based on market interest rates, just as the value of fixed income securities will change as interest rates change. Thus, clients taking funds out of the GAA may find the proceeds to be larger or smaller than the accumulated value in the account. This difference can be determined before making the actual withdrawal.

                            Aetna GET Fund, Series B
[GRAPH LINE DATA]
Growth of a $10,000 Investment

-------------------------------------------------------------------------------

                         GET PLOT POINTS FROM CUSTOMER

-------------------------------------------------------------------------------

Average Annual Total Return
1 Year  Since Inception*
28.38%       19.52%


Total Return is calculated including reinvestment of income and capital gains distributions. Past performance is no guarantee of future results. Performance does not include any separate account charges imposed by ALIAC.

*The Fund commenced investment operations on July 1, 1994.

The GET Fund (the Fund) achieved a total return of 28.38% (net of investment management fees and other fund expenses), for the year ended December 31, 1995, compared to a 37.50% return for the S&P 500, an unmanaged index.

In order to support the guarantee feature of the Fund, we are not fully invested in the stock market, and have not been since the inception of the Fund. However, the percentage of assets invested in stocks continued to increase last year because strong equity market returns have enabled us to build up an appreciable amount of capital gain relative to the original principal. At year-end, 76% of the Fund was invested in stocks, with the remainder primarily invested in bonds maturing at roughly the same time as the maturity of the Fund. Cash and cash equivalents were approximately 10% of the Fund. This compares with 58% in stocks and 6% in cash and cash equivalents at year-end 1994.

The past year has been one full of important improvements in the management of your Fund. Additions to the portfolio management team have led to some major enhancements to the investment process used in the management of the GET Fund. Increased emphasis has been placed upon a very disciplined, objective stock selection process driven by a set of factors, or characteristics, which our research has shown, could lead to superior performance. These factors include positive earnings surprises, upward revisions of earnings estimates, low price/earnings, low price to book value, and high insider ownership and stock purchases. As has been the case for most periods in the past, stocks that exhibit these factors were well-rewarded by the market over the past year.

As we look ahead to 1996, we observe that conditions appear to be favorable for stock investors. Although corporate profit growth has and probably will continue to slow, inflation remains under control, interest rates are quite low, and monetary policy seems to point towards continued easing. Because all financial assets compete with each other for the investor's dollar, the expected return of stocks compared to bonds is an important relationship, and one which, we believe, favors stocks at this time.

Top Ten Long-Term Holdings         %
U.S. Treasury Strips
5/15/99                           6.6
U.S. Treasury Strips
8/15/99                           6.5
Exxon Corp.                       2.6
Royal Dutch Petroleum             1.9
Bristol-Meyers Squibb             1.6
Johnson and Johnson               1.6
Mobil Corp.                       1.4
Ameritech Corp.                   1.3
Travelers, Inc.                   1.3
Nike, Inc. Class B                1.3


Large Cap Sectors                 %
Consumer Goods                  22.5
Basic Materials                 18.5
Utilities                       15.6
Financial Services              14.2
Technology                      10.3
Producer Goods and
Services                         9.8
Services                         9.1

Aetna GET Fund, Series B

Portfolio of Investments - December 31, 1995
-------------------------------------------------------------------------------

                           Number    Market
                             of      Value
                           Shares
                           -------   -------
                                             78

COMMON STOCKS (73.2%)
Aerospace and Defense (1.2%)
Lockheed Martin Corp......        2,700    $213,300
McDonnell-Douglas Corp....        8,800     809,600
                                           -------
                                          1,022,900
                                            -------
Apparel and Cosmetics (1.7%)
Nike, Inc.................        16,000   1,113,999
TJX Companies, Inc. (The).        18,200     343,525
                                             -------
                                           1,457,524
                                             -------
Autos and Auto Equipment (0.8%)
Snap On, Inc..............         7,200     325,800
Varity Corp.+.............         9,000     334,125
                                             -------
                                             659,925
                                             -------
Banks (4.3%)
Bank of Boston Corp.......        10,000     462,500
Chemical Banking Corp.....        14,700     863,625
CITICORP..................        14,054     945,132
First Chicago Corp........        20,091     793,595
Nations Bank, Inc.........        11,200     779,800
                                             -------
                                           3,844,652
                                             -------
Building Materials and
Consontruction (0.3%)
Centex Corp...............           900      31,275
Pulte Corp................         7,500     252,188
                                             -------
                                             283,463
                                             -------
Chemicals (1.5%)
Dow Chemical Co...........         8,700     612,263
Du Pont (E.I.) de Nemours.           100       6,988
Eastman Chemical Co.......         3,400     212,925
Goodrich (B.F.) Co........         1,000      68,125
Great Lakes Chemical Corp.         1,900     136,800
PPG Industries, Inc.......         7,200     329,400
                                             -------
                                           1,366,501
                                             -------

Computer Software (2.9%)
Cisco Systems, Inc.+......        10,500     783,563
Computer Associates                9,650     548,844
  International, Inc......
Computer Sciences Corp.+..        10,400     730,600
Microsoft Corp.+..........         5,800     508,950
                                             -------
                                           2,571,957
                                             -------
Computers and Office Equipment
  (2.8%)
Ceridian Corp.+...........         4,700     193,875
Compaq Computer Corp.+....         7,700     369,600
Harris Corp...............         1,000      54,625
International Business             1,300     119,275
  Machines, Inc...........
Moore Corp., Ltd..........        31,000     577,375
Sun Microsystems, Inc.+...        13,800     629,625
Xerox Corp................         3,700     506,900
                                             -------
                                           2,451,275
                                             -------
Consumer Products (1.0%)
Eastman Kodak Co..........         6,100     408,700
Liz Claiborne, Inc........        16,900     468,975
                                             -------
                                             877,675
                                             -------



Diversified (2.4%)
Dover Corp................        19,200    $708,000
Johnson Controls, Inc.....         6,100     419,375
Textron, Inc..............         7,000     472,500
VF Corp...................         9,300     490,575
                                             -------
                                           2,090,450
                                             -------

Electrical and Electronics (2.2%)
Applied Materials, Inc.+..         3,400     133,875
Hewlett Packard Co........        11,500     963,125
Intel Corp................         1,600      90,800
Micron Technology, Inc....         5,900     233,788
Texas Instruments, Inc....        10,800     558,900
                                             -------
                                           1,980,488
                                             -------

Electrical Equipment (2.0%)
Emerson Electric Co.......           100       8,175
General Electric Co.......        15,000   1,080,000
Honeywell, Inc............         3,400     165,325
Raychem Corp..............         8,300     472,063
Tektronix, Inc............         1,100      54,038
                                             -------
                                           1,779,601
                                             -------

Financial Services (3.4%)
Dean Witter Discover and           5,700     267,900
  Co......................
Federal National Mortgage          4,000     496,500
  Association.............
Household International,           3,100     183,288
  Inc.....................
Merrill Lynch & Co., Inc..         8,500     433,500
Transamerica Corp.........         7,300     531,988
Travelers, Inc............        17,800   1,119,174
                                             -------
                                           3,032,350
                                             -------

Foods and Beverages (5.6%)
Campbell Soup Co..........         1,700     102,000
Coca-Cola Co..............        10,800     801,900
Conagra, Inc..............         5,100     210,375
Coors (Adolph) Co.........         4,600     101,775
CPC International, Inc....        11,100     761,738
Heinz (H.J.) Co...........         4,500     149,063
Hershey Foods Corp........         1,700     110,500
Kroger Co. (The)+.........        10,000     375,000
PepsiCo, Inc..............        17,000     949,875
Quaker Oats Co............         8,100     279,450
Sara Lee Corp.............        18,600     592,875
Supervalu, Inc............        15,000     472,500
Unilever N.V..............           600      84,450
                                             -------
                                           4,991,501
                                             -------

Hotels and Restaurants (1.8%)
Marriott International,
  Inc.....................        13,400     512,550
McDonald's Corp...........
                                  23,000   1,037,875
                                             -------
                                           1,550,425
                                             -------
Household Products (0.2%)
Premark International,
Inc.......................         4,000     202,500
                                            -------


See Notes to Portfolio of Investments.

Aetna GET Fund, Series B
Portfolio of Investments - December 31, 1995 (continued)
-------------------------------------------------------------------------------




                                  Number    Market
                                    of      Value
                                  Shares
                                  -------   -------
Insurance (2.1%)
Allstate Corp.............        19,763    $812,753
American General Corp.....         4,400     153,450
Cigna Corp................         3,000     309,750
General Re Corp...........         2,900     449,500
Safeco Corp...............         3,600     124,200
Transport Holdings, Inc.+.            89       3,627
                                             -------
                                           1,853,280
                                            -------

Machinery and Equipment (0.9%)
Fluor Corp................         3,000     198,000
Illinois Tool Works, Inc..         2,200     129,800
Parker-Hannifin Corp......        13,800     472,650
                                             -------
                                             800,450
                                             -------

Media and Entertainment (0.6%)
King World Production,
Inc.+.....................        13,600     528,700
                                             -------

Medical Supplies (1.2%)
Baxter International, Inc.         8,000     335,000
Guidant Corp..............         3,521     148,762
Medtronic, Inc............        11,000     614,625
                                             -------
                                           1,098,387
                                             -------

Metals and Mining (2.2%)
Alcan Aluminum Ltd........         2,400      74,700
Aluminum Co. of America...         7,100     375,413
Asarco, Inc...............         9,800     313,600
Cyprus Amax Minerals Co...        13,700     357,913
Phelps Dodge Corp.........        13,900     865,275
                                             -------
                                           1,986,901
                                             -------

Oil and Gas (8.3%)
Amoco Corp................         1,219      87,619
Atlantic Richfield Co.....           900      99,675
Columbia Gas System, Inc.+           800      35,100
Exxon Corp................        28,000   2,243,499
Halliburton Co............        15,400     779,625
Mobil Corp................        11,200   1,254,399
Panhandle Eastern Corp....         4,800     133,800
Royal Dutch Petroleum Co..        11,800   1,665,274
Sun Company, Inc..........         8,600     235,425
Texaco, Inc...............        10,500     824,250
                                             -------
                                           7,358,666
                                             -------

Paper and Containers (2.3%)
Champion International             8,800     369,600
  Corp....................
Georgia-Pacific Corp......         2,100     144,113
Mead Corp.................        11,800     616,550
Temple-Inland, Inc........        11,000     485,375
Willamette Industries,             7,300     410,625
  Inc.....................
                                             -------
                                           2,026,263
                                             -------

Pharmaceuticals (7.4%)
Abbott Laboratories.......         9,500     396,625
Becton, Dickinson & Co....        10,800     810,000
Bristol-Myers Squibb Co...        16,200   1,391,174
Eli Lilly & Co............         3,982     223,988



Pharmaceuticals (continued)
Johnson & Johnson.........        16,000  $1,369,999
Merck & Co., Inc..........        10,100     664,075
Pfizer, Inc...............        11,200     705,600
Schering Plough...........        17,800     974,550
                                             -------
                                           6,536,011
                                             -------

Printing and Publishing (1.6%)
Gannett Company, Inc......         4,600     282,325
Tribune Co................         7,500     458,438
Washington Post Co........         2,300     648,600
                                             -------
                                           1,389,363
                                             -------

Retail (0.8%)
Sears, Roebuck & Co.......        14,400     561,600
Wal-Mart Stores, Inc......         5,100     114,113
                                             -------
                                             675,713
                                             -------

Telecommunications (2.1%)
Ameritech Corp............        19,600   1,156,399
AT&T Corp.................        11,300     731,675
                                             -------
                                           1,888,074
                                             -------

Transportation (0.8%)
AMR Corp.+................         5,800     430,650
Conrail, Inc..............         2,600     182,000
Navistar International            10,400     109,200
  Corp.+..................
                                             -------
                                             721,850
                                             -------

Utilities - Electric (3.9%)
Consolidated Edison Co.           22,100     707,200
  of New York, Inc........
Entergy Corp..............        11,500     336,375
General Public Utilities           7,500     255,000
  Corp....................
Northern States Power Co..         2,600     127,725
Pacific Gas and Electric           9,600     272,400
  Co......................
Peco Energy Co............        15,000     451,875
SCEcorp...................        35,300     626,575
Unicom Corp...............        20,500     671,375
                                             -------
                                           3,448,525
                                             -------

Utilities - Oil and Gas (0.8%)
Coastal Corp. (The).......         3,700     137,825
Pacific Enterprises.......         5,600     158,200
Williams Cos., Inc........         8,400     368,550
                                             -------
                                             664,575
                                             -------

Utilities - Telephone (4.1%       )
Bell Atlantic Corp........        11,100     742,313
BellSouth Corp............        23,200   1,009,200
GTE Corp..................         1,000      44,000
NYNEX Corp................         6,500     351,000
SBC Communications, Inc...        12,000     690,000
Sprint Corp...............        20,500     817,438
                                             -------
                                           3,653,951
                                             -------

Total Common Stocks (cost
  $53,509,220) ...........               $64,793,896
                                             -------

See Notes to Portfolio of Investments.

Aetna GET Fund, Series B
Portfolio of Investments - December 31, 1995 (continued)



                                 Number    Market
                                   of      Value
                                 Shares
                                 -------   -------
PREFERRED STOCKS (2.4%)

Banks (1.2%)
BankAmerica Corp..........       16,300   $1,055,425
                                             -------

Chemicals (0.6%)
Union Carbide Corp........       13,900      521,250
                                             -------

Electrical Equipment (0.6%)
FPL Group, Inc............       12,700      588,963
                                             -------
Total Preferred Stocks
  (cost $1,872,618) ......                $2,165,638
                                          -------


                                 Principal   Market
                                 Amount      Value
                                 ------     -------
LONG-TERM BONDS AND NOTES (13.0%)
U.S. Treasury Strips PO,
  Zero Coupon, 5.33%,         $6,900,000  $5,783,967
  05/15/99................
U.S. Treasury Strips PO,
  Zero Coupon, 5.36%,          6,900,000   5,702,720
  08/15/99................
Total Long Term Bonds and
  Notes
  (cost $10,916,385) .....               $11,486,687
                                            -------

SHORT-TERM INVESTMENTS (10.2%)
Detroit Edison Co., Corp.
  Note, 6.15%, 01/02/96...     3,400,000   3,400,000
Mid-Atlantic Fuel Co.,
  Comm. Paper, 6.25%,
  01/03/96................     1,000,000     999,826
TCI Communications, Inc.,
  Comm. Paper, 6.20%,
  01/22/96................     3,636,000   3,636,000
U.S. Treasury Note++,
  Time Deposit, 9.25%,
  01/15/96................     1,000,000   1,001,830
                                             -------
Total Short-Term
  Investments
  (cost $9,037,035) ......                $9,037,656
                                             -------
TOTAL INVESTMENTS
  (cost $75,335,258)(a) ..               $87,483,877
Other assets less
  liabilities ............                 1,085,756
                                             =======
Total Net Assets .........               $88,569,633
                                             =======

Notes to Portfolio of Investments

Category percentages are based on net assets.
+Non-income producing security

(a) The cost of investments for federal income tax purposes amount to $75,383,017. Unrealized gains and losses, based on identified tax cost at December 31, 1995 are as follows:

Unrealized gains .........               $12,858,824
Unrealized losses ........                  (757,964
                                             =======
  Net unrealized gain.....               $12,100,860
                                             =======

++Security pledged to cover initial margin deposits on open futures contracts at December 31, 1995. Information concerning open futures contracts is shown below:


              No. of Long     Initial  Expiration  Unrealized
               Contracts       Value      Date     Gain/(Loss)
               --------      -------  ----------   ----------
S & P 500 Index
  Futures           29      $9,119,050  March 96   $(152,047)
                                                    ========
                                                   $(152,047)
                                                    ========
See Notes to Financial Statements.

Aetna GET Fund, Series B

Statement of Assets and Liabilities
December 31, 1995

Assets:
Investments, at market value
  (Note 1) .......................    $87,483,877
Cash .............................          1,109
Receivable for:
  Dividends and interest .........        160,820
  Investments sold ...............      1,142,672
  Variation margin ...............          9,628
                                       ----------
     Total assets ................     88,798,106
                                       ----------
Liabilities:
Payable for investments purchased          80,770
Payable for fund shares redeemed            4,990
Accrued investment advisory fees .         58,277
Accrued administrative and                  6,132
  service fees ...................
Accrued custodian fees ...........         19,698
Other liabilities ................         58,606
                                          -------
     Total liabilities ...........        228,473
                                          -------
Net assets applicable to              $88,569,633
  outstanding shares .............
                                        =========

Net assets represented by:
  Paid-in capital ................    $71,509,068
  Net unrealized gain.............     11,996,572
  Distributions in excess of net
   investment income .............        (19,095)
  Accumulated net realized gain...      5,083,088
                                          =======
  Total--representing net assets
   applicable to outstanding
   shares ........................    $88,569,633
                                       ==========

Shares authorized ................     Unlimited
Shares outstanding, par value           7,141,879
  $0.10 ..........................
Net asset value per share ........         $12.40

Cost of investments ..............    $75,335,258

See Notes to Financial Statements.


Statement of Operations
Year Ended December 31, 1995

Investment income: (Note 1)
  Interest .......................     $1,638,907
  Dividends ......................      1,442,017
                                       ----------
                                        3,080,924
  Foreign taxes withheld .........         (1,320)
                                       ----------
     Total investment income .....      3,079,604
                                       ----------
Expenses: (Note 2)
Investment advisory fee ..........        613,806
Custodian and transfer agent fees          51,328
Trustees' fees ...................         15,098
Printing and postage fees ........         44,414
Audit fees .......................         22,700
Administrative and service fees ..         70,133
Miscellaneous ....................         23,614
                                         --------
     Total expenses ..............        841,093
                                         --------
Net investment income.............      2,238,511
                                        ---------
Net realized and change in unrealized gain (loss):
  (Notes 1 and 3)
Net realized gain on:
  Sales of investments............     5,070,748
  Futures contracts ..............       662,847
                                       ---------
Net realized gain.................     5,733,595
                                       ---------
Net change in unrealized gain (loss):
  Investments ....................    12,530,348
  Futures contracts ..............      (194,372)
                                       ---------
Net change in unrealized gain.....    12,335,976
                                       ---------
Net realized and change in
  unrealized gain.................    18,069,571
                                       =========
Net increase in net assets
  resulting from operations ......   $20,308,082
                                       =========

Aetna GET Fund, Series B
--------------------------------------------------------------------------------


Statements of Changes in Net Assets


                                             Six-Month
                                Year           Period
                                Ended          Ended
                              December       December
                                 31,            31,
                                1995           1994
                              ----------     ----------
Operations:
Net investment income .      $2,238,511     $1,829,846
Net realized gain......       5,733,595        115,962
Net change in
  unrealized gain
  (loss)...............      12,335,976       (339,404)
                            -----------     -----------
  Net increase in net
   assets resulting
   from operations ....      20,308,082      1,606,404
                            -----------     -----------
Distributions to shareholders:
From net investment
  income ..............      (2,274,766)    (1,829,846)
In excess of net
  investment income ...       --              (454,239)
From net realized
  gains ...............       --              (273,657)
In excess of net
  realized gains ......       --               (21,413)
                                              --------
  Net decrease in net
   assets resulting
   from distributions
   to shareholders ....      (2,274,766)     (2,579,155)
                                               --------
Share transactions:
Proceeds from shares
  sold ................         503,629     102,292,322
Net asset value of
  shares issued to
  shareholders upon
  reinvestment of
  distributions .......       2,274,766       2,579,155
Payment for shares
  redeemed ............      (6,386,680)    (29,754,124)
                            -----------     -----------
   Net increase
    (decrease) in net
    assets from share
    transactions ......      (3,608,285)     75,117,353
Change in net assets ..      14,425,031      74,144,602
Net assets:

Beginning of period ...      74,144,602          --
End of period .........     $88,569,633     $74,144,602
                            ===========     ===========
End of period net
  assets include
  distributions in
  excess of net
  investment income ...        $(19,095)      $(339,404)
------------------------    ===========     ===========
Share transactions:
Shares sold ...........          44,217      10,151,896
Shares issued upon
  reinvestment ........         190,069         259,999
Shares redeemed .......        (566,518)     (2,937,784)
                            ===========     ===========
  Net increase
   (decrease)..........        (332,232)      7,474,111
                            ===========     ===========

See Notes to Financial Statements.

Financial Highlights
Selected data for each share outstanding throughout each period:

Net asset value,
  beginning of period ..        $9.920          $10.092
                                 -----            ------
Income from investment operations:
  Net investment income          0.309            0.250
  Net realized and
   unrealized gain
   (loss)...............         2.492           (0.064)

     Total from
      investment                 -----            ------
      operations .......         2.801            0.186
                                 -----            ------
Less distributions:
  From net investment
   income ..............        (0.320)          (0.254)
  In excess of net
   investment income ...         0.000           (0.063)
  From net realized
   gains on investments          0.000           (0.038)
  In excess of net
   realized gains on
   investments .........         0.000           (0.003)
                                 -----            ------
     Total
      distributions ....        (0.320)          (0.358)
                                 -----            ------
                                 =====            ======
Net asset value, end of
  period ...............       $12.401           $9.920
                                 =====            ======

Total return* ..........         28.38%            1.83%
Net assets, end of
  period (000's) .......       $88,570          $74,145
Ratio of total expenses
  to average net assets           1.03%            0.53%
Ratio of net investment
  income to average net
  assets ...............          2.74%            4.52%
Ratio of net expenses
  before fee waiver to            1.03%            0.84%
  average net assets ...
Portfolio turnover rate          90.25%           36.12%

*The total return percentage does not reflect any separate account charges under variable annuity contracts.

Per share data calculated using weighted average number of shares outstanding throughout the period.

Aetna GET Fund, Series B
Notes to Financial Statements
December 31, 1995 (continued)



1. Summary of Significant Accounting Policies

Aetna GET Fund, Series B ("Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company whose shares are currently sold to Aetna Life Insurance and Annuity Company ("Company") for allocation to certain of its variable life/annuity accounts ("Accounts"). The Company's Accounts held 100% of the Fund's outstanding shares at December 31, 1995. The investment objective for the Fund is to achieve maximum total return by participating in favorable equity market performance without compromising a minimum targeted rate of return during a specified five year period, the "Guaranteed Period", from July 1, 1994 to June 30, 1999, the maturity date.

The Fund accumulated deposits from March 15, 1994 through June 30, 1994. The Guaranteed Period for the Fund is from July 1, 1994 to June 30, 1999. The minimum targeted rate of return during this period is 2.5% per year before asset based contract charges and Series B costs of operations.

The accompanying financial statements of the Fund have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

   a. Valuation of Investments

   Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost which when combined with accrued interest approximates market. Securities for which market quotations are not considered to be readily available are valued in good faith using methods approved by the Board of Trustees.

   The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

   b. Futures Contracts

   A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Fund uses futures contracts as a hedge against declines in the value of portfolio securities. The Fund may also purchase futures contracts to gain market exposure as it may be more cost effective than purchasing individual securities.

   Upon entering into a futures contract, the Fund is required to deposit with a broker, an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Fund equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Fund as unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts are closed prior to expiration.

   The risks associated with futures contracts may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the price of futures contracts. Risks may also arise from an illiquid secondary market, or from the inability of counterparties to meet the terms of the contract.

   b. Futures Contracts (continued)

   For federal tax purposes, any futures contracts which remain open at the end of the fiscal period are marked-to-market and the resultant net gain or loss is included in federal taxable income.

   c. Federal Income Taxes

   As a qualified regulated investment company, the Fund is relieved of federal income and excise taxes by distributing its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

   d. Distributions

   Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency-related transactions and losses deferred due to wash sales.

   e.  Other

   Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security using a yield to maturity method. Dividend income and stock splits as well as distributions to the shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

2. Investment Advisory Fee and Other Expenses

   The Fund pays the Company (its investment adviser) an investment advisory fee at an annual rate of three-quarters of one percent (.75%) of its average daily net assets.

   In addition, the Fund has entered into a management agreement "Agreement" with the Company. Under the Agreement, the Company is paid a fee for certain administrative and personnel services incurred by the Funds. This fee is equal to the direct costs incurred by the Company to administer the Funds. For the year ended December 31, 1995, the Fund paid the Company $70,133 for administrative and personnel services. Other than expenses specifically assumed by the Company under the Agreement, all expenses incurred in the operation of the Fund are borne by the Fund.

3. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales (including maturities) of investments other than short-term investments for the year ended December 31, 1995 aggregated $69,147,382 and $78,674,197, respectively.

4.    Post October Capital Losses

   The Fund had approximately $608,000 in capital losses from November 1, 1995 to December 31, 1995 which have been treated for federal income tax purposes as occurring on the first day of the Funds fiscal year ending December 31, 1996.

5. Federal Tax Status of Dividends Declared During the Fiscal Year (Unaudited)

   All of the income dividends paid by the Fund were ordinary income for federal income tax purposes. The percentage of income dividends that were qualifying dividends for the corporate dividends received deduction were 26.3%.

                          Independent Auditors' Report



The Shareholders and Board of Trustees of  Aetna GET Fund, Series B

We have audited the accompanying statement of assets and liabilities of Aetna GET Fund, Series B (the Fund), including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, statements of changes in net assets and financial highlights for the year ended December 31, 1995 and the six-month period ended December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aetna GET Fund, Series B as of December 31, 1995, the results of its operations for the year then ended, changes in net assets and financial highlights for the year ended December 31, 1995 and the six-month period ended December 31, 1994 in conformity with generally accepted accounting principles.




                                                          KPMG Peat Marwick LLP


Hartford, Connecticut
February 16, 1996